EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of Pentair, Inc. on Form S-8 of our report dated February
9, 1998, appearing in the Annual Report on Form 10-K of Pentair, Inc., for the year ended December 31, 1997.



DELOITTE & TOUCHE,LLP
Minneapolis, Minnesota
August 28, 1998